EXHIBIT 99.1

 Investor Presentation  November 2019  Driving Value to Dermatology Partners  Matching Patients with Clinics  © 2019 copyright Strata® Skin Sciences  NASDAQ: SSKN

 Safe Harbor Statement  This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors.   All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding revenue growth, product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation, insurance or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing; any are risks and uncertainties related to successfully integrating the products and employees of the Company, as well as the ability to ensure continued regulatory compliance, performance and/or market growth.  These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements.  The Company cautions readers not to rely on these forward-looking statements.  All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement.  The Company anticipates that subsequent events and developments will cause its views to change.  The information contained in this presentation speaks as of the date hereof and the Company has and undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.   2

STRATA Investment Highlights

A Win-Win-Win Company
- For patients – safest, most effective, no side effects
- For clinics – stable increased revenue base
- For Payers – the least expensive treatment available

Excimer Laser Technology for Dermatology Indications
- Psoriasis, Vitiligo, Atopic Dermatitis and Leukoderma

Large Market Opportunity
- 35 Million lives – $6 Billion annual revenue
- Treatment modality use growing > 25% per year
- Reimbursement - 3 unique CPT codes
- 25% target clinic penetration

Unique and Proven Business Model
- Best in class XTRAC® and VTRAC ® Excimer Laser technologies
- Domestic recurring revenue driven by DTC*
- OUS recurring revenue - Announced July 2019 - 2 placed Q3
- Providing "business in a box" for dermatology practices
- Growing Install base – low hanging fruit






*DTC – Direct To Consumer awareness and advertising

STRATA SKIN SCIENCES
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How XTRAC Works - Psoriasis

Clinical Protocol – 6.2 treatments to PASI75


Baseline


After 2 tx


After 4 tx

Beam of UVB light applied to the affected area	UVB light induces apoptosis of the keratinocytes and T cells in the dermis	Promotes immunosuppression	Induces alterations in cytokine profile	150+ peer reviewed published clinical studies

PASI - A **75%** reduction in the **Psoriasis** Area and Severity Index (**PASI**) score (**PASI 75**) is the current benchmark of primary endpoints for most clinical trials of **psoriasis**.

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 How XTRAC Works - Vitiligo  Long-term skin condition characterized by patches of skin losing its pigment Disease is believed to be due to genetic susceptibility where the autoimmune disease is then triggeredPotentially the immune system is attacking and destroying melanocytes of the skinLife-altering disease that leads to low self esteem UVB light reduces the immune system’s attack on the melanocytes and enhances the migration and proliferation of melanocytes resulting in re-pigmentation  5  STRATA HAS EXCLUSIVE LICENSE FOR TREATMENT OF VITILIGO USING EXCIMER LASER  After 29 tx  After 18 tx  Baseline

 XTRAC a True Partnership: A complete business solution    Clinical Support  Reimbursement Support  Call Center Support  Field Service Support  Consumables and Parts  Laser Upgrades  Co-pay Support  DTC Marketing  6

Domestic XTRAC Revenue Funnel



Patient leads turn into appointments

Appointments drive

- XTRAC partner revenue
- Other revenue for the partner clinic
- Revenue for STRATA



DTC ADVERTISING
INTEREST CREATION
IN-HOUSE CALL CENTER
ASSIGNING A DOCTOR
INSURANCE ADVOCACY
PARTNER PATIENT APPOINTMENT
VERIFY APPOINTMENT
Prescription of treatment
TREATMENT
VERIFY XTRAC TREATMENT
WIN WIN WIN
DOCTOR PATIENT STRATA
(AND PAYER)
REOCCURRENCE

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 XTRAC helps patients Live Clear, Live Free…    https://youtu.be/GdMBliZYy70  8

 50,000 People See XTRAC Ads Daily      9

   193% of Psoriasis and 63% of Vitiligo patients have XTRAC as a covered insurance benefit 2New Patients captured in STRATA reimbursement system.  30%   30% new patient growth YTD 2019; 86% covered by insurance1  10

 STRATA’s Revenue Model  11  + 38 devices   26% growth  3% Growth      13% Growth    1Reflects only partners that purchase treatment codes on an as needed basis. Other partners purchase codes on a fixed monthly billing. 2Revenue is net of discounts and co-pay support  As of September 30, 2018 and September 30, 2019

   Growth of XTRAC Share in PE Groups Combination of new XTRAC placements and PE Clinic acquisitions  Install Base Growth Drivers   12  1,658 clinics owned by 58 roll-up groups182 (11%) of which are XTRAC partnersStrata signed strategic expansion agreements with major groups  Expansion into PE group clinic roll ups  300-400 clinics own Excimer lasers Conversion to an XTRAC partner clinic leads to immediate revenue15 Comebacks in 2018 (4 in 2017)13 Comebacks in 9 months ended September 2019  Comebacks  784  1,658  182    As of September 30, 2019  As of December 31, 2018  746  1,200  86      XTRAC Partners  PE Group Clinics

 Domestic Market: Installed Base – sales and service engine  13  Territories color coded  Overview784 Partner XTRAC clinics150+ sold XTRAC4 Regions26 Sales Territories15 Field Service TechsIn-house call center to qualify leadsOnly one competitor in U.S.

 Partner Academic Institutions    14

International Market: Installed Base





Strategic Growth Targets

- Major Markets – China, Japan, Saudi Arabia, South Korea
- Insurance covered in most markets
- Usage/device higher than domestic market – untapped potential in U.S.
- 1,300 OUS devices sold and in service
- **Placement recurring revenue model agreement executed for South Korea July 2019 – 2 devices placed Q3**

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 Financial Metrics – recurring revenue and margin growth  16  Note: all quarterly numbers are unaudited    Q1 2018  Q2 2018  Q3 2018  Q4 2018  Q1 2019  Q2 2019  Q3 2019  Dermatology recurring revenue   $4,770    $5,022    $5,393    $5,868    $5,312    $5,839   $5,991  Dermatology equipment revenue   $1,968    $2,366    $2,336    $2,132    $2,171    $1,886   $1,489  Total revenue    $6,738    $7,388    $7,729    $7,998    $7,483    $7,725   $7,480  Domestic partner installed base  746    746   746    746   754   764   784  Average recurring revenue/device   $6,394    $6,732    $7,229    $7,866   $7,045    $7,643   $7,642  Dermatology recurring revenue margin  58.3%  61.8%  66.7%  71.5%  66.2%  70.3%  67.2%  Total Company margin  50.4%  52.0%  59.9%  65.7%  61.6%  63.6%  61.8%                   (in thousands except for average recurring revenue/device and installed base)

 (As of November 14, 2019)  * On an as converted basis of the convertible preferred stock** Does not include 750K warrants with a weighted average exercise price of $4.12 as of September 30, 2019 of which 600K expire by June 2020** Does not include 4.0M options with a weighted average exercise price of $1.78  Common stock outstanding   32.9M   Series C preferred shares*    0.7M       Total**   33.6M  17  Financial Profile Shares and Share Equivalents – Market cap*- $89M

STRATA Investment Highlights

A Win-Win-Win Company

- For patients – safest, most effective, no side effects
- For clinics – stable increased revenue base
- For Payers – the least expensive treatment available

Excimer Laser Technology for Dermatology Indications

- Psoriasis, Vitiligo, Atopic Dermatitis and Leukoderma

Large Market Opportunity

- 35 Million lives – $6 Billion annual revenue
- Treatment modality use growing > 25% per year
- Reimbursement - 3 unique CPT codes
- 25% target clinic penetration

Unique and Proven Business Model

- Best in class XTRAC® and VTRAC ® Excimer Laser technologies
- Domestic recurring revenue driven by DTC*
- OUS recurring revenue - Announced July 2019 - 2 placed Q3
- Providing "business in a box" for dermatology practices
- Growing Install base – low hanging fruit









STRATA SKIN SCIENCES

*DTC – Direct To Consumer awareness and advertising

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 Appendix  20

 Additional Creative    21

 XTRAC® Excimer laser is FDA cleared for Psoriasis, Vitiligo, Atopic Dermatitis and Leukoderma. It uses a highly targeted beam of 308nm UVB to treat affected skin without damaging surrounding healthy tissue. Treatment has minimal side effects, avoids messy topicals and high cost of biologics.  #1 Prescribed Targeted Therapy for Psoriasis and Vitiligo by Dermatologists  22

 Continuous technology investment and business growth  23  510 (K) FDA Approval            AL-7000                      Ultra  Velocity 400  Velocity 700  Velocity 7 Series   S3  2000  2005  2008  2010  2014  2018  CPT code Approval    DTC platform creation    510 (K) FDA Approval (MMD)*    Full Insurance Reimbursement    2012  *MMD tip is a diagnostic accessory for XTRAC used in optimal therapeutic dose (OTD) protocol that helps patients achieve Optimal Clinical Outcomes leading to increased Patient Retention

 24  Historical phototherapy utilization. Trend in phototherapy utilization among Medicare beneficiaries by billing code across all providers, 2000 to 2015. HCPCS, Healthcare Common Procedure Coding System; PUVA, psoralen plus ultraviolet A; UVB, ultraviolet B.  30%  30% annual growth in excimer laser utilization in the US

Sample studies from 150+ clinical studies

Multicenter Psoriasis Study[1]

124 patients were enrolled and 80 completed the protocol. 72% achieved at least **75% clearing in an average of 6.2 treatments**. 84% of patients reached improvement of 75% or better after 10 or fewer treatments. 50% of patients reached improvement of 90% or better after 10 or fewer treatments. Common side effects included erythema, blisters, hyperpigmentation, and erosions, but were well tolerated.

Vitiligo Study[2]

Out of 221 vitiligo patches treated, 50.6% showed 75% pigmentation or more, 25.5% achieved 100% pigmentation of their patches, and 64.3% showed 50% pigmentation or more. Lesions on the face responded better than lesions elsewhere. **Conclusion:** The 308-nm xenon chloride excimer laser is an effective and safe modality for the treatment of vitiligo, with good results achieved in a relatively short duration of time.

Scalp Study[3]

All patients improved. 17/35 (49%) of **patients cleared>95%** (mean: 21 treatments; range: 6-52) and 16/35 (45%) cleared 50-95%. **Conclusion** - The excimer laser is a successful approach to treatment of psoriasis of the scalp being a simple treatment that can be performed in a short period of time and which has a high rate of effectiveness.

Pediatric Study[4]

4 children with a mean age of 11.0 years and 12 adults with a mean age of 48.8 years completed the protocol. Both the children and the adult groups yielded a significant decrease in psoriatic severity scores of their respective target lesions. The **children's group had a greater reduction (91.3% reduction)** as compared to the adult treatment group (61.6% reduction).

[1]**Multicenter Psoriasis Study** - *Feldman SR, Mellen BG, Housman TS, Fitzpatrick RE, Geronemus RG, Friedman PM, Vasily DB, Morison WL. Efficacy of the 308-nm excimer laser for treatment of psoriasis: Results of a multicenter study. J Am Acad of Dermatol; vol. 46, no. 6, June 2002, pp. 900-906*

[2]**Vitiligo Study** - *Suhail Hadi, Patricia Tinio, Khalid Al-Ghaithi, Haitham Al-Qari, Mohammad Al-Helalat, Mark Lebwohl, and James Spencer. Photomedicine and Laser Surgery. Treatment of Vitiligo Using the 308-nm Excimer Laser. Jun 2006.ahead of printhttp://doi.org/10.1089/pho.2006.24.354*

[3]**Scalp Study** - *Morison WL, Atkinson DF and Werthman L. Effective treatment of scalp psoriasis using the excimer (308nm) laser. Photodermatol Photoimmunol Photomed 2006; 22: 181-183*

[4]**Pediatric Study** - *Pahlajani N, Katz BJ, Lanzano AM, Murphy F and Gottlieb A. Comparison of the Efficacy and Safety of the 308nm Excimer laser for the Treatment of Localized Psoriasis in Adults and in Children: A Pilot Study. Pediatric Dermatology Vol. 22 No. 2, March/April 2005, pp. 161-165*

Induration Protocol Study - *Taneja A, Trehan M, Taylor C. 308-nm Excimer Laser for the Treatment of Psoriasis – Induration-Based Dosimetry. Arch Dermatol, Vol. 139, June 2003, pp. 759-764*

High Dose Protocol Study - *Michael Abrouk,1 Ethan Levin,2 Merrick Brodsky,1 Jessica R Gandy,1 Mio Nakamura,2 Tian Hao Zhu,3 Benjamin Farahnik,4 John Koo,2 and Tina Bhutani2 Excimer laser for the treatment of psoriasis: safety, efficacy, and patient acceptability. Published online 2016 Dec 12. doi: 10.2147/PTT.S105047*

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 Maximizing Dermatologist Partner Clinical Revenue  26  Data collected directly from the lasers demonstrates the importance of following treatment guidelines   Revenue = # of lasers x # of treatments/pt x # patients x cost/tx x recurrence factor

 Source: National Psoriasis Foundation    American Academy of Dermatology Psoriasis Clinical Guideline  XTRAC a preferred treatment for 90% of psoriasis patients (<10% BSA)    27

 Opportunity map for XTRAC  Indications  Number of Strata Patients*  Prevalence   Source  Atopic dermatitis  1,200  18 Million  National Eczema Association  Vitiligo  9,000  2-5 Million  Vitiligo Support  Psoriasis  18,000  7.5 Million  NPF      Topicals/ Targeted Phototherapy  Systemics/Biologics/UVB Booth  Recommended  Actual  XTRAC  Biologics  *Estimated  28

 Source: Findings From the National Psoriasis Foundation Surveys, 2003-2011 (n=5604)  Source: Real-world health outcomes study sponsored by Eli Lilly (n=2200)        Phototherapy has highest patient perceived treatment effectiveness  29

   Leads, Appointments, RDX Charts    YTD Dec 2015  YTD Dec 2016  YTD Dec 2017  YTD Dec 2018  YTD Sep 2018  YTD Sep 2019  Leads  36,473  21,296  7,269  22,213  13,485  37,701  Appointments  10,032  6,524  2,563  3,856  2,536  4,711  RDX Charts   26,237  23,481  18,747  18,105  13,162  17,181   30

   Total Calls in call center  31

XTRAC adds (delegated) recurring revenue driver for its partners

CPT CODE	Description	2018 National Average Medicare Payment Rate
96920	Laser treatment for inflammatory skin diseases, (psoriasis); total area less than 250 sq cm	$168.12
96921	Laser treatment for inflammatory skin diseases, (psoriasis); total area between 250 – 500 sq cm	$184.32
96922	Laser treatment for inflammatory skin diseases, (psoriasis); total area greater than 500 sq cm	$250.92

Number of Treatments / Weeks	20	30
# of Weeks / Year	48	48
Total # of Treatments / Year	960	1,440
Average Revenue Per Treatment	$186	$186
Physician Gross Revenue (Annual)	$178,485	$267,728

Treatment	Patient Type	Reimbursement Details	Annual Revenue per Patient	Can be delegated**
XTRAC	Mild / moderate / severe	CPT Code 96920-96922 ($168-$251) average $186; 16 tx/course (2/yr) and Office Visit -$70 (2/Yr)	$6,092	✓
Phototherapy *	Moderate / severe	Office visit - $70 (2/yr)	$140	X
Biologics	Moderate / severe	Office visit - $70 (6/yr)	$420	X
Systemics	Moderate / severe	Office visit - $70 (3/yr)	$210	X
Topicals	Mild / moderate	Office visit - $70 (3/yr)	$210	X

*Phototherapy Center Revenue – CPT Code 96910 $40 per tx; 30 tx/course (2/yr) - $2,400
**Subject to state legislation

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How XTRAC works for offices: $250 revenue in less than 7 minutes  *Subjected to state regulation  Established CPT Codes 2019 National Medicare Average Rate 96920 - $167.2296921 - $183.4496922 - $249.03  33